SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2001

USA Biomass Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-17594 (Commission File Number)	33-0329559 (IRS Employer Identification No.)

7314 Scout Avenue, Bell Gardens, California (Address of Principal Executive Offices)	90201 (Zip Code)

(562) 928-9900
(Registrant’s telephone number, including area code)

Item 5.   Other Events.

             On January 3, 2001, A. James Nikas III resigned from his position as director of Registrant.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA BIOMASS CORPORATION
Date: January 5, 2001	By:	/s/ Eugene Tidgewell

Eugene Tidgewell Chief Financial Officer